UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

KKR Financial Holdings LLC

(Exact Name of Registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor, San Francisco, California	94104
(Address of principal executive office)	(Zip Code)

415-315-3620

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On January 11, 2010, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its preliminary financial results for the fourth quarter ended December 31, 2009.  A copy of the preliminary earnings release is attached as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Earnings Release Regarding the Preliminary Financial Results for the Fourth Quarter Ended December 31, 2009.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the attached press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, statements related to the Company’s preliminary financial results for the fourth quarter ended December 31, 2009, charges relating to the Company’s securities portfolio, the accounting classification of certain corporate loan investments and the status of certain over-collateralization tests of its collateralized loan obligations.  These forward-looking statements are based on information available to the Company as of the date of this current report and actual results may differ.  These forward-looking statements involve known and unknown risks, uncertainties and other factors beyond the Company’s control.  Such risks and uncertainties include, but are not limited to: (i) additional adjustments in the Company’s calculation of financial results or the application of accounting principles, including as a result of review of these preliminary estimates by the Company’s independent auditors, (ii) discovery of new information by the Company that alters its expectations about its fourth quarter results or impacts valuation methodologies underlying such results, (iii) errors in the Company’s assessment of its portfolio value, (iv) variations of management’s expectations as to factors impacting the Company’s cost structure and (v) accounting changes, as required by U.S. generally accepted accounting principles.  Any forward-looking statements speak only as of the date of this current and the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including (i) its preliminary prospectus supplement, filed with the SEC on the date hereof, (ii) its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on March 2, 2009 and (iii) its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009, filed with the SEC on November 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

By:	/s/ JEFFREY B. VAN HORN
Name:	Jeffrey B. Van Horn
Title:	Chief Financial Officer

Date: January 11, 2010